Exhibit 32.1

Certification by the President – Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Milton J. Miller, II, President – Chief Executive Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1. The Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2009

By:	/s/ MILTON J. MILLER II
Name:	Milton J. Miller II
Title:	President – Chief Executive Officer

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